UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

Spindle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55151	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Alma School Road, Suite 12500
Mesa, AZ	85210
(Address of Principal Executive Offices)	(Zip Code

Registrant’s telephone number, including area code: 800-560-9198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2019, the Company filed a Certificate of Change to the Company’s Articles of Incorporation with the Nevada Secretary of State increasing the Company’s number of authorized shares from 1,000,000,000 shares of common stock, par value $0.001 to 10,000,000,000 shares of common stock, par value $0.001 effective the date of filing. In connection with the Certificate of Change to the Company’s Articles of Incorporation, the Company released a press release filed herewith.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

3.1	Certificate of Change

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPINDLE, INC.

Date: February 11, 2019	By:	/s/ Jack Scott
Jack Scott
Interim Chief Executive Officer

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